VALIC COMPANY I

Supplement dated May 28, 2004 to
the Prospectus Dated October 1, 2003

In the section entitled "About the Series Company's Management - Investment Sub-Advisers - AIG SunAmerica Asset Management Corp. ("SAAMCo")" on page 74, the disclosure contained in the second paragraph is deleted in its entirety and replaced with the following:

The Large Cap Growth Fund is managed by a team supervised by Francis D. Gannon. The Growth & Income Fund is managed by Mr. Gannon and Steven A. Neimeth. Mr. Gannon, Senior Vice President, has been with SAAMCo since 1993 and manages similar retail mutual funds for SAAMCo. Mr. Neimeth, Senior Vice President and Portfolio Manager, joined SAAMCo as a portfolio manager in April 2004. Prior to joining SAAMCo, Mr. Neimeth was a portfolio manager of The Neuberger Berman Large-Cap Value Fund since 2002. Between 1997 and 2002, Mr. Neimeth was a portfolio manager and research analyst at Bear Stearns Asset Management.

VL 9017-C 5/04